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                  JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND
                           CLASS A AND CLASS B SHARES

                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1995



Investment Objective and Policies
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      The Fund's investment policies have been revised to allow investments in unrated bonds comparable to BBB, and up to 20% of total assets to be invested in bonds rated BB/Ba or equivalent. The paragraphs under this section numbered (1) and (5) are deleted in their entirety and replaced by:

The Fund pursues its objective by investing in:

     (1) Bonds which, at the time of purchase, are rated within one of the five highest ratings by Standard and Poor's Ratings Group ("S&P") (AAA, AA, A, BBB or BB), Moody's Investor Services ("Moody's")
     (AAA, AA, A, Baa or Ba), or Fitch Investor Services ("Fitch") (AAA, AA, A BBB or BB).

     (5) Unrated bonds, notes and commercial paper that in the opinion of John Hancock Advisers, Inc. ("the Adviser") are, at the time of purchase, comparable in quality to the rated obligations of the same types described above. The Fund may not purchase an unrated obligation which would cause more than 25% of its total assets to be invested in unrated debt obligations. Not more than 20% of the Fund's total assets will be invested in bonds rated lower than BBB or, if unrated, determined to be of comparable quality, in the opinion of the Adviser.

July 3, 1995

The "ORGANIZATION AND MANAGEMENT OF THE FUND" section is amended as follows:

    Dianne Sales-Singer is the Fund's portfolio manager and is responsible for the day-to-day management of the Fund. Ms. Sales-singer has been with the Adviser since 1989. Prior to joining the Adviser, she was employed at Bear Stearns & Co., Inc.


January 15, 1996
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The "Qualifying for a Reduced Sales Charge" section under SHARE PRICE is supplemented as follows:

    Effective March 1, 1996, members of an approved affinity group financial service plan, may purchase Class A shares of the Fund without paying a sales charge. *


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*For investments made under these provisions, John Hancock Funds, Inc. may make a payment out of its own resources to the Selling Broker in an amount not to exceed 0.25% of the amount invested.